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                                                                   Exhibit 10.25


                                  December 11, 1995


Mr. Michael Lyons
Potrero Venture Partners
One First Street, Ste. 6
Los Altos, Ca. 94022


       RE:     LOAN OF SHARES


Dear Mr. Lyons:

       On behalf of StarBase Corporation, a Delaware corporation (the "Company"), the undersigned duly authorized officer of the Company hereby acknowledges receipt of 13,948 shares of the Common Stock of the Company from you and further acknowledges the obligation of the Company to deliver 13,948 shares of the Company's Common Stock, including interest at 7% per annum, to you on or before June 30, 1997. Delivery of such shares, whether restricted or not, shall constitute full satisfaction of the Company's obligations hereunder.



                                       Very Truly Yours,

                                       /s/ William R. Stow, III
                                       --------------------------------------
                                       William R. Stow, III
                                       President